UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

Bluerock Homes Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2022 by Bluerock Homes Trust, Inc., a Maryland corporation (the “Company”), on October 5, 2022, the Company entered into a Management Agreement (the “Original Management Agreement”) with its operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (the “Operating Partnership”), and its external manager, Bluerock Homes Manager, LLC, a Delaware limited liability company (the “Manager”), pursuant to which the Manager administers the business activities and day-to-day operations of the Company. As previously disclosed in the Form 8-K filed with the SEC on January 12, 2023, on January 10, 2023, the Company, the Operating Partnership and the Manager entered into an Amendment to the Original Management Agreement (the “First Amendment”), and as previously disclosed in the Form 8-K filed with the SEC on March 6, 2025, on February 28, 2025, the Company, the Operating Partnership and the Manager entered into a Second Amendment to the Original Management Agreement (the “Second Amendment,” and together with the Original Management Agreement and the First Amendment, the “Management Agreement”).

On August 7, 2026, the board of directors of the Company (the “Board”), including its independent directors, approved the further amendment of the Management Agreement pursuant to that certain Third Amendment to Management Agreement dated August 7, 2026 (the “Third Amendment”). Pursuant to the Third Amendment, the definition of “Investment Transaction” as set forth in Section 1(a) of the Agreement specifies that for purposes of the Investment Guidelines, an Investment Transaction shall include a Financing Transaction.

The Board, including its independent directors, authorized and approved the entry by the Company into the Third Amendment and found the terms of the Third Amendment to be fair, competitive and commercially reasonable and no less favorable to the Company than similar agreements between unaffiliated parties under the same circumstances. Except as amended by the Third Amendment, the terms of the Management Agreement are identical to those of the Management Agreement previously in effect.

The foregoing description of the Third Amendment is a summary and is qualified in its entirety by the terms of the Second Amendment, a copy of which is filed as Exhibit No. 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Third Amendment to Management Agreement, dated August 7, 2026, by and among Bluerock Homes Manager, LLC, Bluerock Homes Trust, Inc. and Bluerock Residential Holdings, L.P.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

Date: August 10, 2026	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer